UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 9, 2009

                          EMERGING MEDIA HOLDINGS, INC.
                          -----------------------------

             (Exact Name of Registrant as Specified in Its Charter)

   000-52408                         13-1026995                       Nevada
   ---------                         ----------                       ------
(Commission File                   (IRS Employer                 (State or Other
     Number)                     Identification No.)             Jurisdiction of
                                                                  Incorporation)

                      1809 East Broadway Street, Suite 175
                              Ovieda, Florida 32765
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (407) 620-1063
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              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 7.01.   Regulation FD Disclosure.

See attached Press Release, dated July 9, 2009.



Section 9-Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

 Exhibit No.                        Description

   99.1                             Press Release dated July 9, 2009.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EMERGING MEDIA HOLDINGS, INC.


                              By:    /s/ Iurie Bordian
                                     ------------------
                              Name:  Iurie Bordian
                              Title: Chief Executive Officer




Date: July 17, 2009